UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2022

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE

On April 19, 2022, Merit Medical Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”), disclosing the retirement of Ronald A. Frost from his position as the Company’s Chief Operating Officer. The Company is filing this Amendment No. 1 on Form 8-K/A in connection with the execution by Mr. Frost and the Company of a Separation Agreement setting forth the terms and conditions of his separation from the Company. The following disclosure supplements, but does not replace, the disclosure set forth in Item 5.02 of the Initial Report and should be read in connection with the Initial Report. This Amendment does not affect any other items of the Initial Report, but does include a new Exhibit 104 for the purpose of filing a new cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 26, 2022, the Company and Ronald A. Frost entered into a Separation Agreement setting forth the terms and conditions of his separation from the Company (the “Frost Separation Agreement”). Pursuant to the terms of the Frost Separation Agreement, among other things: (i) Mr. Frost’s final date of employment with the Company was August 26, 2022; (ii) the Company agreed to pay Mr. Frost a separation payment in the amount of $1,200,000, (iii) all outstanding Performance Stock Unit Awards granted to Mr. Frost by the Company (“PSUs”) were terminated; and (iv) in lieu of receiving any other payment pursuant to such PSUs, Mr. Frost may be entitled to receive contingent cash payments on the terms and subject to the conditions described in the Frost Separation Agreement. The Frost Separation Agreement also provides for customary releases of all employment-related claims, confidentiality, non-disclosure and non-disparagement covenants, and an agreement not to solicit any employee or customer of the Company for a period of one year. The foregoing summary of the Frost Separation Agreement is qualified in its entirety by reference to the full text of the Frost Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement dated as of August 26, 2022, by and between Ron Frost and Merit Medical Systems, Inc.

99.1*	Press Release, dated April 21, 2022, entitled “Merit Medical Announces Chief Operating Officer Transition”

104	The cover page from this Amendment No. 1 to Current Report on Form 8-K/A, formatted in Inline XBRL.

*	Previously furnished with the Initial Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: September 1, 2022	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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